Exhibit 99.2

The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the obligations owed by the Company to the holders of Senior Indebtedness (as defined in the Convertible Note) pursuant to, and to the extent provided in Section 14 of the Convertible Note, which provisions may be relied on by the holders of Senior Indebtedness as third party beneficiaries subject to the terms thereof.

FACILITY AGREEMENT

THIS FACILITY AGREEMENT is made as of this 31st day of December 2007 (the “Agreement”) between WorldSpace, Inc. a Delaware corporation, (the “Company”) and Yenura Pte. Ltd., a company organized under the laws of Singapore (the “Investor”).

WHEREAS, Investor is presently the beneficial owner of certain shares of the Company’s Class A Common Stock, par value $.01 per share (“Common Stock”);

WHEREAS, the Company has the need for certain additional financing in order to meet its immediate working capital needs as it executes its business plans;

WHEREAS, Investor is willing to provide certain additional funds to the Company in return for additional securities in the Company subject to the terms and conditions of this Agreement; and

WHEREAS, such investments will be made in reliance upon the provisions of Regulation D (“Regulation D”) of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the “Securities Act”), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

NOW, THEREFORE, the parties hereby agree as follows:

ARTICLE I.

Certain Definitions

Section 1.1. “Closing” shall mean (i) the Initial Closing and (ii) each other closing of a purchase and sale of a Convertible Note pursuant to Section 2.2.

Section 1.2. “Commitment Amount” shall mean the aggregate amount of Forty Million U.S. Dollars ($40,000,000) which Investor has agreed to make available to the Company in order to purchase Convertible Notes pursuant to the terms and conditions of this Agreement. Investor agrees that: (i) it will make $2.5 million of the Commitment Amount available on or before the date of the Initial Closing, (ii) it will use its commercially reasonable best efforts to make an additional $17.5 million of the Commitment Amount available on or before January 18, 2008 and (iii) it will make the remaining portion of the Commitment Amount available on or before January 31, 2008.

Section 1.3. “Commitment Period” shall mean the period commencing on the date hereof and expiring on the earliest to occur of (x) the date on which the Investor shall have advanced to the Company pursuant to this Agreement the aggregate principal amount of Forty Million U.S. Dollars ($40,000,000), (y) the termination of Investor’s commitment pursuant to Section 2.3 or (z) January 31, 2008.

Section 1.4. “Common Stock” shall mean the Company’s Class A Common Stock, par value $.01 per share.

Section 1.5. “Condition Satisfaction Date” shall have the meaning ascribed to such term in Section 6.2.

Section 1.6. “Conversion Shares” shall mean the shares of Common Stock resulting from the conversion of the Convertible Notes.

Section 1.7. “Convertible Note” shall mean a subordinated convertible note of the Company in the form attached hereto as Exhibit A.

Section 1.8. “Draw Down Amount” shall mean the portion of the Commitment Amount requested by the Company in a Draw Down Notice.

Section 1.9. “Draw Down Date” shall mean the date the Company is in receipt of the funds from the Investor and Investor is in possession of a Convertible Note representing the securities to be issued to Investor in consideration of such Draw Down Amount. The Draw Down Date in respect of each Draw Down shall be no earlier than the fifth (5th) calendar day (or, if such date is not a Business Day in the State of New York, the next succeeding Business Day) after delivery of the Draw Down Notice to the Investor, unless the parties hereto otherwise agree. For purposes hereof a Business Day shall mean any day that banks in the State of New York are not required or permitted to be closed.

Section 1.10. “Draw Down Notice” shall mean a written notice to the Investor delivered in accordance with Section 2.1(a) setting forth the Draw Down Amount that the Company requests from Investor and the Draw Down Date.

Section 1.11. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.12 “Initial Closing” shall mean the initial advance of funds by Investor in return for a Convertible Note as provided for in Section 2.2(b) hereof.

Section 1.13. “Material Adverse Effect” shall mean any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement or any Convertible Note issued hereunder.

Section 1.14. “Minimum Draw Down Amount” shall be One Million U.S. Dollars (US$1,000,000) per Draw Down Notice.

Section 1.15. “Person” shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.16. “Registrable Securities” shall mean the Conversion Shares: (i) in respect of which a Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act (“Rule 144”) or (iii) which have not been otherwise transferred to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

Section 1.17. “Registration Statement” shall mean a resale registration statement on Form S-3 which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement for the registration of the resale by Investor of the Registrable Securities under the Securities Act.

Section 1.18. “SEC” shall mean the Securities and Exchange Commission.

Section 1.19 “SEC Documents” shall mean the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Proxy Statements as supplemented to the date hereof, filed by the Company for a period of at least twenty-four (24) months immediately preceding the date hereof or any Draw Down Date, as the case may be.

ARTICLE II.

Draw Downs

Section 2.1. Mechanics.

(a) Draw Down Notice. At any time during the Commitment Period, the Company may deliver a Draw Down Notice to Investor, subject to the conditions set forth in Section 6.2; provided, however, the Draw Down Amount designated by the Company in the applicable Draw Down Notice shall not be less than the Minimum Draw Down Amount. The aggregate of the Draw Down Amounts pursuant to this Agreement shall not exceed the Commitment Amount.

(b) Date of Delivery of Draw Down Notice. A Draw Down Notice shall be deemed delivered on (i) the day after it is received by facsimile or otherwise by Investor if such notice is received prior to 12:00 noon Eastern United States Time or (ii) the immediately succeeding day if it is received by facsimile or otherwise after 12:00 noon Eastern United States Time on a day or at any time on a day which is not a Business Day. No Draw Down Notice may be deemed delivered on a day that is not a Business Day.

Section 2.2. Closings.

(a) General. On each Draw Down Date, which shall be a day specified in the Draw Down Notice that is not less than five (5) days after the delivery of the applicable Draw Down Notice (or, if such day is not a Business Day, than on the first Business Day after that date): (i) the Company shall deliver to Investor a Convertible Note in an original principal amount corresponding to the Draw Down Amount, registered in the name of the Investor and (ii) Investor shall deliver to the Company the full Draw Down Amount specified in the Draw Down Notice by wire transfer of immediately available funds. In addition, on or prior to the Drawn Down Date, each of the Company and Investor shall deliver to the other all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement or as they may otherwise agree in order to implement and effect the transactions contemplated herein. The transaction shall not be closed until the Company has received the funds specified in the Draw Down Notice and the Investor has received the Convertible Note.

(b) Initial Closing. The Initial Closing shall take place on or before January 3, 2008, assuming that all of the conditions specified or referred to in Section 6.2 have been satisfied on or before such date. No Draw Down Notice shall be issued in respect of the Initial Closing. On the Initial Closing, Investor shall deliver to the Company the sum of Two Million Five Hundred Thousand U.S. Dollars ($2,500,000) by wire transfer in immediately available funds to an account designated in writing by the Company and the Company shall deliver to Investor a Convertible Note in the original principal amount of Two Million Five Hundred Thousand U.S. Dollars ($2,500,000). The conversion price with respect to the Convertible Note issued at the Initial Closing shall be $4.25 per share of Common Stock.

Section 2.3. Termination of Obligation. The obligation of Investor to fund a Draw Down pursuant to this Agreement shall terminate permanently (including with respect to a Draw Down Date that has not yet occurred) in the event that the Company shall at any time fail materially to comply with the requirements of Article V and such failure is not cured within ten (10) days after receipt of written notice from Investor.

Section 2.4. Agreement to Fund Draw Downs. Investor agrees to advance the full amount specified in (i) Section 2.2(b) with respect to the Initial Closing and (ii) Draw Down Notices with respect to each other Closing to the Company after the completion of each of the following conditions and the other conditions set forth in this Agreement:

(i) the execution and delivery by the Company and the Investor of this Agreement; and

(ii) the satisfaction of the conditions set forth in Section 6.2.

ARTICLE III.

Representations and Warranties of Investor

Investor hereby represents and warrants to the Company and agrees with the Company that the following representations and warranties are true and correct as of the date hereof and will be true and correct as of each Draw Down Date:

Section 3.1. Organization and Authorization. Investor is duly incorporated or organized and validly existing as a corporation under the laws of the Republic of Singapore and has all requisite power and authority to: (i) advance funds to the Company as provided hereunder and (ii) purchase and hold the Convertible Notes issuable hereunder. The decision to invest and the execution and delivery of this Agreement by Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments on behalf of the Investor. This Agreement has been duly executed and delivered by Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

Section 3.2. Evaluation of Risks. Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company in the form of the Convertible Notes attached to this Agreement. Investor recognizes that: (i) the Convertible Notes are not immediately convertible into shares, (ii) the Convertible Notes are subordinated to all of the Company’s existing and future senior indebtedness and (iii) an investment in the Convertible Notes involves a high degree of risk.

Section 3.3. No Legal Advice From the Company. Investor acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. Investor is relying solely upon such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

Section 3.4. Investment Purpose. The Convertible Notes being purchased by the Investor for its own account, are for investment and without any view to the distribution, assignment or resale to others. Investor agrees not to assign or in any way transfer Investor’s rights to the Convertible Notes or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. Investor agrees not to sell, hypothecate or otherwise transfer Investor’s Convertible Notes (or the underlying Conversion Shares) unless and until such securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

Section 3.5. Accredited Investor. Investor is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

Section 3.6. Information. Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. Investor is in a position regarding the Company which enabled and enables such Investor to obtain information from the Company in order to evaluate the merits and risks of this investment.

Section 3.7. Receipt of Documents. The Investor and its counsel have received and read in their entirety: (i) this Agreement and the attached form of Convertible Note (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company’s Form 10-K for the year ended December 31, 2006, (iv) the Company’s Form 10-Qs for the periods ending March 31, 2007, June 30, 2007 and September 30, 2007, (v) the Company’s proxy statement for its 2006 annual meeting and (iv) all Form 8-Ks filed or furnished by the Company during calendar year 2007 through the date of this Agreement.

Section 3.8. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer and sale of Convertible Notes pursuant to this Agreement.

Section 3.9. Compliance with Law. Investor is in compliance with any and all applicable laws of Singapore and the United States in connection with its business and financing activities. Investor represents that it understands and has verified the source of the funds that it will employ to make available to the Company the entire Commitment Amount and that those funds were (or will be) originated from business, operating or financing activities of Investor or its shareholders that are legal under all applicable laws of Singapore, the United States and other relevant jurisdictions.

ARTICLE IV.

Representations and Warranties of the Company

Except as stated below or in the SEC Documents, the Company hereby represents and warrants to, and covenants with, Investor that the following are true and correct as of the date hereof:

Section 4.1. Organization and Qualification. The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

Section 4.2. Authorization, Enforcement and Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Convertible Notes (when issued), (ii) the execution and delivery of this Agreement and the Convertible Notes (when issued) and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company’s Board of Directors, (iii) this Agreement has been duly executed and delivered by the Company and the Convertible Notes, (when issued), will be duly executed and delivered by the Company, (iv) this Agreement and the Convertible Notes (when issued) and assuming the execution and delivery thereof and acceptance by the Investor and any related agreements constitute (or will constitute) the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

Section 4.3. No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the certificate of incorporation or by-laws of the Company or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Nasdaq Global Market) applicable to the Company and which would cause a Material Adverse Effect. The Company is not in violation of any term of or in default under its certificate of incorporation or by-laws or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Convertible Notes (when issued). All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

Section 4.4. SEC Documents; Financial Statements. Since January 1, 2006 the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Exchange Act. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the “Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

Section 4.5. No Default. Except as disclosed in the SEC Documents, the Company is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound which default, is likely to cause a Material Adverse Effect and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or the Convertible Notes (when issued) will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its certificate of incorporation, by-laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case, which default, lien or charge is likely to cause a Material Adverse Effect.

Section 4.6. Regulatory Permits. The Company possesses all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its businesses, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

Section 4.7. Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Section 4.8. No Material Adverse Breaches, etc. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.

Section 4.9. Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company’s subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.

ARTICLE V.

Covenants of the Company

Section 5.1. Registration Rights. The Company agrees to file and use its commercially reasonable best efforts to cause to be declared effective a shelf resale registration statement under the Securities Act to cover the Conversion Shares within 90 days after the date the Convertible Notes first become eligible for conversion, as provided under the terms of the Convertible Note agreement. The sale of Conversion Shares under such resale registration statement shall be subject to customary “blackout” and hold back periods and other customary terms and conditions. The Company agrees to use its commercially reasonable best efforts to maintain the effectiveness of such shelf registration statement until the Conversion Shares have been sold or all such remaining shares may be resold pursuant to Rule 144 in any single calendar quarter.

Section 5.2. Listing of Common Stock. The Company shall maintain the Common Stock’s authorization for quotation on the Nasdaq Global Market or on such other market or electronic exchange for which the Company’s securities hereafter qualify.

Section 5.3. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12 of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

Section 5.4. Use of Proceeds. The Company will use the proceeds from its Draw Downs under the financing available under this Agreement for (a) working capital purposes and (b) prepayment of Ten Million U.S. Dollars ($10,000,000) (in the aggregate) to the holders of the Bridge Notes (each such holder to receive a pro-rata portion of such Ten Million U.S. Dollars ($10,000,000) prepayment in accordance with their then outstanding principal amount of the Bridge Notes) and such additional amounts solely at the discretion of the Company to the holders of the Bridge Notes and the Investor Convertible Notes (pro rata in accordance with their then outstanding principal amount of the Bridge Notes and the Investor Convertible Notes, respectively) and not for (A) repayment of any other outstanding Indebtedness of the Company or (B) redemption or repurchase of any of its equity securities. For purposes of this Section 5.4 the term “Indebtedness” has the meaning attributed to such term in Section 25(xxxvii) of the Bridge Notes as at the date hereof.

ARTICLE VI.

Conditions for Advance and Conditions to Closing

Section 6.1. Conditions Precedent to the Obligations of the Company. The obligation hereunder of the Company to issue and sell the Convertible Notes to Investor at the Initial Closing and at each subsequent Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

(a) Accuracy of Investor’s Representations and Warranties. The representations and warranties of Investor shall be true and correct in all material respects.

(b) Performance by the Investor. Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

Section 6.2. Conditions Precedent to the Right of the Company to Deliver a Draw Down Notice and the Obligation of Investor to Purchase Convertible Notes. The right of the Company to (i) receive the funds contemplated by Section 2.2(b) at the Initial Closing or (ii) to deliver a Draw Down Notice in respect of each subsequent Closing and the obligation of Investor hereunder to acquire and pay for Convertible Notes incident to a Closing is subject to the fulfillment by the Company, on (x) the Initial Closing Date, (y) the date of delivery of each Draw Down Notice and (z) each applicable Draw Down Date (each a “Condition Satisfaction Date”), of each of the following conditions:

(a) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement (including, without limitation, the conditions specified in Section 2.4 hereof) to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

(b) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

(c) No Suspension of Trading in the Common Stock. The trading of the Common Stock is not suspended by the SEC or Nasdaq or such other market or quotation system where the Common Stock may then be listed or quoted.

(d) Waivers. The Company shall have obtained a waiver, in a form satisfactory to Investor, from each of the holders of its senior secured notes dated as of June 1, 2007 (“Bridge Notes”) and its amended and restated convertible notes dated as of June 1, 2007 (“Investor Convertible Notes”) which: (i) permits the Company to draw down available financing under this Agreement and to issue Convertible Notes as contemplated hereby and (ii) waives the pre-payment of the Bridge Notes out of any of the proceeds of the Commitment Amount under the terms of this Agreement with respect to not less than Thirty Million U.S. Dollars ($30,000,000) of the Commitment Amount.

ARTICLE VII.

Choice of Law/Jurisdiction

Section 7.1. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the State Courts of New York, sitting in New York City, New York and the United States District Court of the Southern District of New York, for the adjudication of any civil action asserted pursuant to this paragraph.

ARTICLE VIII.

General Provisions

Section 8.1. Assignment. Neither this Agreement nor any rights of the Company hereunder may be assigned to any other Person.

Section 8.2. Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by a recognized overnight delivery service or (iii) three (3) days after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

WorldSpace, Inc.

8515 Georgia Avenue

Silver Springs, Maryland, 20910

Fax: (301) 960-2215

Att: Donald J. Frickel, Esq.

With a copy to:

Baker & McKenzie LLP

1114 Avenue of the Americas

New York, NY 10036

Fax: (212) 310-1600

Attn: Jeffrey E. Cohen, Esq.

If to Investor:

Yenura Pte. Ltd.

c\o CitiLegal LLC

Advocates & Solicitors

7 Temasek Boulevard

#21-02 Suntec Tower One

Singapore 038987

Fax: 011 65 6338 6277

Attn: Justina Soon

With a copy to:

Noah A. Samara

8515 Georgia Avenue,

Silver Springs, MD 20910

Fax: (301) 960-2200

Each party shall provide five (5) days’ prior written notice to the other party of any change in address or facsimile number.

Section 8.3. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

Section 8.4. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between Investor, the Company, their respective affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

Section 8.5. Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any Person claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

Section 8.6. Consent of Senior Lenders. Notwithstanding anything to the contrary in this Agreement, without the written consent of all of the holders of the Bridge Notes and the Investor Convertible Notes (a) neither this Agreement nor any rights and obligations of the Company or the Investor hereunder may be assigned to any other Person and (b) no provision of this Agreement may be waived or amended.

Section 8.7. Confidentiality. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party’s domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

IN WITNESS WHEREOF, the parties hereto have caused this Facility Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY:

WorldSpace, Inc.

By:	/s/ Sridhar Ganesan
Name:	Sridhar Ganesan
Title:	Executive Vice President–Chief Financial Officer

INVESTOR:

Yenura Pte. Ltd.

By:	/s/ Noah Samara
Name:	Noah Samara
Title:	Director